UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 31, 2016

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 31, 2016, Tenet Healthcare Corporation (the “Company”) completed its previously announced sale of substantially all of the assets related to the ownership and operation of the Company’s five Atlanta-area hospitals and related facilities (the “Transaction”) to Wellstar Health System, Inc., in exchange for $575 million in cash (subject to purchase price adjustments in accordance with the asset sale agreement), the retention of certain net working capital accounts, and the assumption of certain capital leases related to the operation of the acquired facilities. The hospitals included in the Transaction are Atlanta Medical Center and its South Campus, North Fulton Hospital, Spalding Regional Hospital and Sylvan Grove Hospital, as well as 26 physician clinics. Additional information regarding the Transaction is provided in the Current Report on Form 8-K filed by the Company on December 1, 2015.

Unaudited pro forma financial information relating to the Transaction is furnished in Item 9.01 of this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On April 1, 2016, the Company issued a press release announcing the completion of the Transaction. The press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Company’s Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2015 and Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2015 (collectively, the “Unaudited Pro Forma Financial Statements”) are furnished as Exhibit 99.2 hereto and are based on the Company’s historical consolidated results of operations and financial position, adjusted to give effect to the Transaction. The Unaudited Pro Forma Condensed Balance Sheet as of December 31, 2015 has been prepared to present the Company’s financial condition as if the Transaction had occurred on December 31, 2015. The Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 2015 has been prepared to present the Company’s results of operations as if the Transaction had occurred on January 1, 2015.

The Unaudited Pro Forma Financial Statements and the accompanying notes should be read together with the Company’s audited consolidated financial statements and accompanying notes as of and for the year ended December 31, 2015, and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

(d) Exhibits

99.1	Press Release issued on April 1, 2016

99.2	Unaudited Pro Forma Financial Statements and accompanying notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel and Corporate Secretary

Date: April 1, 2016

EXHIBIT INDEX

99.1	Press Release issued on April 1, 2016

99.2	Unaudited Pro Forma Financial Statements and accompanying notes